Exhibit 99.1

CONTACT: Susan A. Knudson Executive Vice President, COO & CFO Histogen Inc. ir@histogen.com

Histogen Announces Board Approval of Complete Liquidation and Dissolution

SAN DIEGO, September 18, 2023 – Histogen Inc. (NASDAQ: HSTO), today announced that its Board of Directors, after extensive consideration of potential strategic alternatives, has approved and adopted a Plan of Dissolution (“Plan of Dissolution”) that would include the distribution of remaining cash to stockholders following an orderly wind down of the company’s operations, including any proceeds from the potential sale of any pipeline assets. In order to reduce costs and in connection with the Plan of Dissolution, the company has discontinued all clinical development programs and reduced its workforce, including the anticipated termination of most employees by the end of September.

“The Board of Directors and management devoted substantial time and effort in identifying and pursuing various opportunities, but we were unable to complete a transaction that would allow us the potential to enhance stockholder value,” stated Steven J. Mento, Ph.D., President and Chief Executive Officer of Histogen.

Evaluation of Strategic Options

As previously reported, Histogen commenced a process to explore strategic alternatives by engaging Roth Capital Partners, LLC, to act as a strategic advisor in the process. To date, no viable strategic alternatives are available to the company. However, the company continues to explore certain strategic options that may be available for the potential sale of any of its pipeline assets. In the event that the company is successful in selling any assets of the company, the proceeds from any such sale would be distributed to stockholders in accordance with the Plan of Dissolution. The amount that would actually be available for distribution to stockholders, if any, is dependent on a number of factors.

Workforce Reduction Including Officers

In order to reduce costs and in connection with the planned dissolution, Histogen has reduced its workforce, including the termination of all employees except for two remaining employees, effective as of September 30, 2023. This includes the termination of employment of all officers except for Susan Knudson, who effective as of October 1, 2023 will serve in addition to her role as Chief Financial Officer, Secretary and principal financial officer, as the company’s President, Chief Executive Officer and principal executive officer. Steven J. Mento, Ph.D., the company’s President, Chief Executive Officer and principal executive officer, Alfred P. Spada, Ph.D., the Company’s Executive Vice President and Chief Scientific Officer, and Joyce Reyes, the Company’s Senior Vice President Regulatory, Quality, Clinical and Technical Operations, were all terminated from all positions of employment with the company, effective as of September 30,

2023. Dr. Mento resigned as a director from the Histogen board of directors effective as of September 18, 2023.

Board Approval of Plan of Dissolution

On September 18, 2023, Histogen’s board of directors approved the liquidation and dissolution of the company pursuant to the Plan of Dissolution, subject to stockholder approval. The company intends to call a special meeting of its stockholders in the fourth quarter of 2023 to seek approval of the Plan of Dissolution and will file proxy materials with the Securities and Exchange Commission (“SEC”) as soon as practicable.

The Plan of Dissolution contemplates an orderly wind down of Histogen’s business and operations. If Histogen’s stockholders approve the Plan of Dissolution, Histogen intends to file a certificate of dissolution, delist its shares of common stock from The Nasdaq Capital Market, satisfy or resolve its remaining liabilities and obligations, including but not limited to contingent liabilities and claims and costs associated with the dissolution, make reasonable provisions for unknown claims and liabilities, attempt to convert all of its remaining assets into cash, and make distributions to its stockholders of any remaining cash available for distribution based upon their proportionate ownership at the time of the filing of the certificate of dissolution, subject to applicable legal requirements. Upon the filing of the certificate of dissolution, Histogen intends to cease trading in its common stock, close its stock transfer books and discontinue recording transfers of shares of its capital stock, in accordance with applicable law. Histogen currently expects that its existing capital resources together with the anticipated net proceeds from any sale of pipeline assets will enable it to meet its remaining liabilities and obligations with sufficient reserves. The amount actually distributable, however, may vary substantially from any estimate provided by the company based on a number of factors.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed Plan of Dissolution, the Company intends to file with the SEC a proxy statement and other relevant materials. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PLAN OF DISSOLUTION AND RELATED MATTERS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT HISTOGEN INC., THE PLAN OF DISSOLUTION AND RELATED MATTERS. Shareholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s website at http://www.sec.gov or on the “Investors” section of Histogen’s website at www.histogen.com.

Participants in the Solicitation

Histogen and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Plan. Information about the persons who may be considered to be participants in the solicitation of the Company’s stockholders in connection with the Plan, and any interest they have in the Plan, will be set forth in the definitive proxy statement when it is filed with the SEC. These documents (when they become available) may be obtained free of charge at the SEC’s website at www.sec.gov or on the “Investors” section of Histogen’s website at www.histogen.com.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “poised” and similar expressions (as well as other words or expressions referencing future events, conditions, or circumstances) are intended to identify forward-looking statements.

For example, all statements Histogen makes regarding the proposed dissolution pursuant to the Plan of Dissolution, timing of filing of the certificate of dissolution and holding a special stockholder meeting to approve the Plan of Dissolution, the amount and timing of liquidating distributions, if any, in connection with the dissolution, the amount of planned reserves, and similar statements are forward-looking. All forward-looking statements are based on estimates and assumptions by Histogen’s management that, although Histogen believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that Histogen expected. Such risks and uncertainties include, among others, the availability, timing and amount of liquidating distributions; the amounts that will need to be set aside by Histogen; the adequacy of such reserves to satisfy Histogen’s obligations; potential unknown contingencies or liabilities, including tax claims, and Histogen’s ability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any remaining assets; the application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations; the incurrence by Histogen of expenses relating to the dissolution; the ability to achieve shareholder approval of the Plan of Dissolution; the ability of the board of directors to abandon, modify or delay implementation of the Plan of Dissolution, even after shareholder approval; and the uncertain macroeconomic environment. Any forward-looking statement speaks only as of the date on which it was made. Histogen undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.